VANGUARD
ASSET ALLOCATION
FUND


Semiannual Report -- March 31, 1998


[PHOTO]



[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew. We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations.

       We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

       But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

       They, along with the rest of our valiant crew, look forward to serving you in the years ahead.





[PHOTO]              [PHOTO]
John C. Bogle        John J. Brennan
Senior Chairman      Chairman & CEO

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . . . 1

THE MARKETS IN PERSPECTIVE  . . . . . . . . . . . 3

REPORT FROM THE ADVISER . . . . . . . . . . . . . 5

PERFORMANCE SUMMARY . . . . . . . . . . . . . . . 7

PORTFOLIO PROFILE . . . . . . . . . . . . . . . . 8

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . 12

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Vanguard Asset Allocation Fund provided an exceptional total return of +15.7% during the six months ended March 31, 1998, the first half of our fiscal year. This performance was far ahead of the average asset allocation fund, nicely ahead of our composite index of stocks and bonds, and even came close to the torrid pace set by stocks during the period.

      The Fund, as you know, may allocate its assets among three classes of financial assets: common stocks (as represented by the Standard & Poor's 500 Composite Stock Price Index), long-term U.S. Treasury bonds, and cash reserves. A portfolio equally weighted in each class would have provided a total return (capital change plus reinvested dividends) of +9.5% during the half-year. The adjacent table compares our six-month return with those of the average asset allocation fund and the three asset classes. The Fund's total return is based on net asset values of $21.53 per share on September 30, 1997, and $23.19 per share on March 31, 1998, adjusted for the reinvestment of a semiannual dividend of $0.54 per share from net investment income and a distribution of $1.01 per share from net realized capital gains.

------------------------------------------------------
                                        TOTAL RETURNS
                                      SIX MONTHS ENDED
                                       MARCH 31, 1998
------------------------------------------------------
Vanguard Asset Allocation Fund             +15.7%
------------------------------------------------------
Average Asset Allocation Fund              + 8.9%
------------------------------------------------------
Composite Index*                           +14.1%
------------------------------------------------------
S&P 500 Index                              +17.2%
Lehman Brothers Long U.S. Treasury
  Bond Index                               + 8.1
Salomon Brothers Three-Month
  U.S. Treasury Bill Index                 + 3.1
------------------------------------------------------

*65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.

THE PERIOD IN REVIEW

The six months ended March 31 were bountiful for investors in stocks and bonds--a sharp, but brief, market downturn in late October notwithstanding. The general upswing reflects a remarkable mix of strong economic growth, low unemployment, tame inflation, and declining interest rates. Wall Street generally shrugged off the potential impact of serious economic turmoil in Asia--where currency devaluation and stock plunges afflicted a number of important developing markets, including Thailand, Indonesia, the Philippines, South Korea, and Malaysia. After tumbling -7% on October 27, 1997, the S&P 500 quickly recovered and ended the semiannual period in record territory.

      Although all the broad market indexes were up significantly during the six months, large-capitalization stocks--which dominate your Fund's stock allocation, modeled on the S&P 500 Index--generally showed the biggest gains. The S&P 500 Index advanced +17.2%, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, earned +10.0%. The growth-stock component of the S&P 500 gained +20.3%, versus +14.0% for the value component.

      This tilt toward large-cap growth stocks accounted for a part of the margin your Fund achieved over its competitors. The average asset allocation fund holds significant positions in mid- and small-cap stocks and more foreign stocks; but such a combination was a distinct disadvantage during the past six months, when bigger was better on Wall Street and many foreign markets lagged. For the half-year ended March 31, the Russell 2000 Index, a small-cap stock benchmark, earned +6.4%, only about one-third of the return on the S&P 500 Index.

      In the bond market, the continued good news on inflation and the economic turmoil in Asia helped drive interest rates down as many investors sought the perceived safety of U.S. government bonds. The yield on the benchmark 30-year U.S. Treasury bond drifted generally lower, from 6.40% on September 30, 1997, to 5.80% on January 31, 1998. From there, the long bond's yield rose slightly, ending the six-month period at 5.93%. That was still 47 basis points (0.47 percentage point) lower than it started, engendering a nice enhancement in bond prices. Short-term interest rates were nearly unchanged (up 2 basis points) during the period.

      The asset allocation model used by our investment manager, Mellon Capital Management Corporation, led to several marginal shifts in the Fund's allocation during the six-month period. Those changes--intended to take advantage of brief imbalances in the relative pricing of stocks, bonds, and cash reserves--enhanced the Fund's return by 1.6 percentage points in comparison with the 14.1% return that would have been achieved in our neutral position of 65% stocks and 35% bonds. The Fund entered the period with a 50% stocks/50% bonds allotment and ended it with a configuration of approximately 60% stocks/40% bonds and cash reserves. The Report From the Adviser starting on page 5 contains details of all the allocation shifts.

      Our margin over other asset allocation funds (+15.7% versus +8.9%) is also attributable in part to our low-cost structure. Our operating expenses--0.48% of net assets on an annual basis--are a full percentage point below the 1.49% charged by the average asset allocation fund. While this advantage may seem small, it can have a dramatic impact over time.

IN SUMMARY

For nearly 16 years--more than the entire lifetime of Vanguard Asset Allocation Fund--the U.S. stock market has experienced a bull market that is without precedent. Returns over this period--and during the six months just concluded--have been nearly twice the average long-term return of about +11% a year from common stocks.

      While investors have good reason to celebrate such remarkable returns, we believe they also should be aware of the risks that are part of investing in stocks. Investors must be able and willing to withstand these risks--which are substantial--to reap the rewards of owning stocks. We recommend a balanced portfolio of stocks, bonds, and cash reserves--in short, a combination such as that offered by the Asset Allocation Fund--as a time-tested vessel for staying on course toward your financial goals.

      We will next report to you at our fiscal year-end, September 30, 1998. Shortly thereafter, we will complete our first decade of operations, and we look forward to an anniversary of rather remarkable accomplishments.


/s/ JOHN C. BOGLE                                      /s/ JOHN J. BRENNAN

John C. Bogle                                          John J. Brennan
Senior Chairman                                        Chairman and
                                                       Chief Executive Officer


April 16, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended March 31, 1998

The U.S. stock and bond markets benefited from a favorable, if rare, combination of influences during the fiscal half-year ended March 31. Economic growth was strong, inflationary forces were weak, interest rates were subdued, and consumers were in an upbeat mood.

      Asia's economic troubles--currency and banking crises afflicted several nations--created anxiety and were largely blamed for a slump in stock prices during October, when the S&P 500 Index declined by 7% in a single day. However, a drumbeat of good news from the domestic economy soon restored the spring to the markets' step. Economic growth continued to be robust. The U.S. economy expanded at a 3.7% rate in the October-December quarter, job growth was rapid, and the nation's unemployment rate was 4.7% in March. Despite the strong growth, inflation was a virtual no-show, as consumer prices rose only 0.6% during the half-year and were up a mere 1.4% for the 12 months ended March 31. Prices were generally held in check by falling oil prices, improved productivity, and a strengthening of the U.S. dollar, which has substantially reduced the prices of imported products and materials. The combination of plentiful jobs and low inflation helped to raise the spirits of consumers, whose spending is the biggest force in the economy.

U.S. EQUITY MARKETS

Spirits were also high among investors in U.S. stocks, and they powered the market averages to yet another impressive gain. The big blue chip stocks led the advance, as the S&P 500 Index provided a total return of 17.2% during the six months. Smaller stocks, as represented by the Russell 2000 Index, returned 6.4%.

-----------------------------------------------------------------------
                                                 TOTAL RETURNS
                                          PERIODS ENDED MARCH 31, 1998
                                         ------------------------------
                                         6 MONTHS    1 YEAR    5 YEARS*
-----------------------------------------------------------------------
EQUITY
   S&P 500 Index                           17.2%      48.0%      22.4%
   Russell 2000 Index                       6.4       42.0       17.7
   MSCI EAFE Index                          5.9       18.9       12.2
-----------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index              4.5%      12.0%       6.9%
   Lehman 10-Year Municipal Bond Index      3.7       10.4        7.0
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index              3.1        5.3        4.8
-----------------------------------------------------------------------
OTHER
   Consumer Price Index                     0.6%       1.4%       2.5%
-----------------------------------------------------------------------

*Annualized.

      Two key underpinnings of the stock market are corporate earnings and interest rates. Investors hold stocks as long-term investments because they expect the underlying earnings to grow over time, thereby making each share of stock more valuable. Interest rates affect stocks in two ways. First, the current level of interest rates represents the return an investor could get by holding fixed-income securities instead of stocks. Second, the level of interest rates reflects market expectations about inflation.

      During the fiscal half-year, stock prices benefited from a moderate decline in long-term interest rates and the low inflation rate. The news concerning corporate earnings was more ambiguous. Security analysts' expectations about earnings of stocks in the S&P 500

Index began to decline in November and have continued to do so. However, analysts still are forecasting gains in the high single digits for overall profits in 1998. Despite the so-so news on profits, stock prices generally advanced.

      The best-performing market sectors during the six months appeared to benefit from a combination of factors. One of these was concern about how much Asia's economic troubles would affect the profits of U.S. companies. Another was the confidence demonstrated by U.S. consumers, who continued to spend freely. Primary beneficiaries of these influences were sectors unlikely to be affected much by foreign competitors: utilities (which gained an extraordinary 36.6% for the six months), health care (up 28.2%), and consumer staples (up 20.6%).

      The sectors that lagged were those considered to be particularly vulnerable to price-cutting by foreign competition or to a downturn in demand caused by slower economic growth. This group included oil service and exploration companies (down 4.4%), integrated oil companies (up only 2.0%), and the materials & processing, technology, and producer- durables groups (up, respectively, by 4.3%, 5.4%, and 6.4%).

U.S. FIXED-INCOME MARKETS

Inflation--the enemy of the fixed-income investor--was extraordinarily well-behaved during the first half of the fiscal year. Consequently, bond prices rose and the total return of the Lehman Brothers Aggregate Bond Index, a good measure of the overall market for taxable bonds, provided a 4.5% return for the six months, bringing its return over the past 12 months to 12.0%, a phenomenal inflation-adjusted return of more than 10%. The yield on the benchmark 30-year U.S. Treasury bond declined from 6.40% on September 30, 1997, to 5.93% on March 31.

      Short-term interest rates were nearly unchanged, reflecting the stable monetary policy of the Federal Reserve Board, whose policymakers seem to have taken a "wait and see" approach to the question of how significantly the Asian financial crisis will affect the U.S. economy.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets generally rose during the first half of fiscal 1998, while most Asian markets declined. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index gained 5.9% in U.S. dollar terms. The Index returned 10.7% in local currency terms, but this was cut nearly in half for U.S. investors by the dollar's strength (the U.S. currency gained against every other key currency except the British pound).

      The bull market in Europe was even more powerful than that on Wall Street. European stocks returned more than 23% in local currency terms, which translated to gains of 20.4% for the MSCI Europe Index in dollar terms. Stocks were buoyed by signs that economic growth is accelerating throughout Europe and by progress toward the planned adoption of a single European currency later in 1998.

      The Pacific was a world away, economically as well as geographically, from Europe. Although the emerging markets in Asia (Malaysia, Thailand, South Korea) rebounded from their lows reached in late 1997, the overall downturn in Pacific stocks was nearly as pronounced as the European upturn. Japan, the Pacific Rim's largest market, returned -18.0%, and Hong Kong was hit even harder (-28.1%). The Tokyo market was beset by fears about the soundness of Japan's banking system and skepticism about the will and ability of Japan's government to deal with the nation's financial problems.

REPORT FROM THE ADVISER

Vanguard Asset Allocation Fund earned a total return of 15.7% for the fiscal half-year ended March 31, 1998. During the same period, the S&P 500 Index advanced 17.2% and the Lehman Brothers Long U.S. Treasury Index returned 8.1%.

      During the first fiscal quarter, the meltdown of Asian equity and currency markets reverberated through U.S. financial markets. On October 27, the stock market fell 7%, spurring the New York Stock Exchange to halt trading twice by invoking "circuit breakers" that hadn't been used since their implementation after the crash of 1987. Stocks and bonds posted sharply divergent returns during October as the bond market benefited from a flight to quality. November saw financial markets profit from a growing realization that despite the Asian financial crisis, the U.S. economy remained on its path of steady growth with low inflation. During calendar 1997, consumer prices rose a modest 1.7% and producer prices fell 1.1%, while the earnings of companies in the S&P 500 rose by an estimated 12.4%. Over the past five years, S&P 500 earnings have grown 14.1% annually.

      From January through March, our fiscal second quarter, the S&P 500 Index rose 13.9%, a particularly strong showing given that the Index has risen by more than 10% during only three quarters in the past decade. Moreover, this performance occurred despite warnings from several corporations that prospective earnings could be lower than expected. Domestic demand has been strong and so far has exceeded the fall-off in exports from the Asian crisis. On the labor front, job growth moderated--employment gains averaged 205,000 per month for the January-March quarter, down from 356,000 per month the previous quarter. News on the inflation front continued to be favorable, with wholesale prices falling. On March 31 the Federal Reserve chose to leave interest rates unchanged.

      Your Fund began the fiscal year with an asset mix of 50% stocks and 50% bonds. The sharp drop in equity prices in October increased the expected return on equities, while the rally in the bond market lowered expected returns on bonds. This widened the spread between expected returns on stocks and bonds, and prompted our tactical asset allocation (TAA) model to signal a 10% shift out of bonds into stocks, a move we implemented on October 28, moving the Fund's asset mix to 60% stocks/40% bonds. The bond rally that began in the aftermath of the October 27 stock market decline continued for the rest of the quarter. Meanwhile, yields on short-term cash instruments rose substantially between late November and mid-December, reducing the spread between the expected returns on bonds and cash. This prompted the TAA model to call for a 10% move out of bonds into cash, and on December 15 the Fund's asset allocation was shifted from 60% stocks/40% bonds to 60% stocks/30% bonds/10% cash.

      During the second fiscal quarter, rapidly moving markets created several opportunities, and our TAA model recommended a number of shifts during the quarter. These were modest, with our allocation to equities varying between 60% and 70%. The Fund began January at 60% stocks/30% bonds/10% cash, but as expected returns on bonds declined along with interest rates, the Fund's allocation was shifted to a 60%/20%/20% mix on January 7. A sharp retreat in stock prices early in the month led on January 12 to a 10% shift from cash to stocks, moving the Fund's mix to 70% stocks/20% bonds/10% cash. Finally, the Fund moved out of cash to a mix of 70%/30%/0% on January 26, after bond yields rose while cash yields held steady.

      During February, a sharp rise in equity prices drove down expected returns on stocks while cash and bond expected returns held relatively steady. This prompted the TAA model to recommend a 10% shift from stocks to cash, a move we implemented on February 19, when the Fund's asset mix shifted to 60% stocks/30% bonds/10% cash.

      During March, equity prices rose again, further reducing their expected returns. Meanwhile, a sell-off in the bond market that began in mid-February continued into early March, boosting the expected return on bonds while cash yields held relatively steady. On March 4, we shifted 10% of the Fund's assets from cash into bonds, moving the asset mix to 60%/40%/0%. Although forecasts of corporate earnings were revised downward by analysts during March, for the full quarter such revisions did not materially affect our expected return forecasts. Rather, expected returns have declined largely due to rising stock prices. It is important to note that our long-run equity expected return remains just under 10% annually, and our TAA model continues to recommend a substantial allocation to both stocks and bonds.

William L. Fouse, CFA
Mellon Capital Management Corporation


April 16, 1998

INVESTMENT PHILOSOPHY

The adviser believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The adviser attempts to identify these windows of opportunity and to structure the portfolio to take advantage of them.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.

ASSET ALLOCATION FUND
TOTAL INVESTMENT RETURNS: NOVEMBER 3, 1988-MARCH 31, 1998
---------------------------------------------------
              ASSET ALLOCATION FUND       COMPOSITE
                                           INDEX*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
---------------------------------------------------
1989        21.1%     2.8%       23.9%      27.8%
1990        -8.6      4.0        -4.6       -5.1
1991        20.9      6.4        27.3       27.5
1992         7.2      5.0        12.2       12.2
1993        10.7      4.7        15.4       15.5
1994        -5.2      3.1        -2.1       -1.5
1995        23.6      5.0        28.6       27.4
1996        11.1      4.2        15.3       13.9
1997        24.7      4.7        29.4       30.4
1998**      12.9      2.8        15.7       14.1
---------------------------------------------------

 *65% S&P 500 Index, 35% Lehman Long U.S. Treasury Index.

**Six months ended March 31, 1998.

See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998
---------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION
                                          INCEPTION                          ----------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------------------
Asset Allocation Fund                     11/3/1988   38.80%     18.20%      12.02%      4.58%     16.60%
---------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Asset Allocation Fund

This Profile provides a snapshot of the Fund's characteristics as of March 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

TOTAL FUND CHARACTERISTICS
--------------------------------------------------
Turnover Rate                                 66%*
Expense Ratio                               0.48%*
Cash Reserves                                 2.5%

*Annualized.

PORTFOLIO ASSET ALLOCATION
--------------------------------------------------

CASH RESERVES     3%
BONDS            35%
STOCKS           62%

TOTAL FUND VOLATILITY MEASURES
--------------------------------------------------
                    ASSET ALLOCATION       S&P 500
--------------------------------------------------
R-Squared                       0.89          1.00
Beta                            0.71          1.00

TEN LARGEST STOCKS (% OF EQUITIES)
-----------------------------------------------
General Electric Co.                       3.3%
Microsoft Corp.                            2.5
The Coca-Cola Co.                          2.2
Exxon Corp.                                1.9
Merck & Co., Inc.                          1.8
Pfizer, Inc.                               1.5
Intel Corp.                                1.5
Royal Dutch Petroleum Co. ADR              1.4
Wal-Mart Stores, Inc.                      1.3
Procter & Gamble Co.                       1.3
-----------------------------------------------
Top Ten                                   18.7%
-----------------------------------------------
Top Ten as % of Total Net Assets           7.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------------------
                                                 MARCH 31, 1997               MARCH 31, 1998
                                                ---------------------------------------------------
                                                ASSET ALLOCATION    ASSET ALLOCATION        S&P 500
                                                ---------------------------------------------------
Auto & Transportation . . . . . . . . . . . .         3.7%                 3.6%               3.6%
Consumer Discretionary  . . . . . . . . . . .         9.7                 10.0               10.0
Consumer Staples  . . . . . . . . . . . . . .        12.1                 10.9               10.9
Financial Services  . . . . . . . . . . . . .        16.2                 17.9               17.9
Health Care . . . . . . . . . . . . . . . . .        10.6                 11.7               11.7
Integrated Oils . . . . . . . . . . . . . . .         8.2                  6.7                6.7
Other Energy  . . . . . . . . . . . . . . . .         1.2                  1.2                1.2
Materials & Processing  . . . . . . . . . . .         6.9                  5.6                5.6
Producer Durables . . . . . . . . . . . . . .         4.6                  4.1                4.1
Technology  . . . . . . . . . . . . . . . . .        11.4                 11.9               12.0
Utilities . . . . . . . . . . . . . . . . . .         9.9                 10.6               10.7
Other . . . . . . . . . . . . . . . . . . . .         5.5                  5.8                5.6
---------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-------------------------------------------------------
                         ASSET ALLOCATION       S&P 500
-------------------------------------------------------
Number of Stocks                      508           500
Median Market Cap                  $41.7B        $41.7B
Price/Earnings Ratio                24.5x         24.5x
Price/Book Ratio                     4.6x          4.6x
Dividend Yield                       1.4%          1.4%
Return on Equity                    20.7%         20.7%
Earnings Growth Rate                17.2%         17.2%
Foreign Holdings                     1.9%          1.9%

EQUITY INVESTMENT FOCUS
-------------------------------------------------------

[GRAPH]

FIXED-INCOME CHARACTERISTICS
-------------------------------------------------------
Number of Bonds                                 24
Average Coupon                                8.4%
Average Duration                        11.1 years
Average Maturity                        22.1 years
Average Quality                                Aaa

FIXED-INCOME INVESTMENT FOCUS
-------------------------------------------------------

[GRAPH]

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investments.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of asset.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a portfolio has invested in its ten largest stocks. As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

FINANCIAL STATEMENTS
March 31, 1998 (unaudited)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the Fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
                                                                                                                      VALUE*
ASSET ALLOCATION FUND                                                                     SHARES                       (000)
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (38.5%)(1)
-----------------------------------------------------------------------------------------------------------------------------
    General Electric Co.                                                                 713,900                $     61,529
 -  Microsoft Corp.                                                                      531,200                      47,542
    The Coca-Cola Co.                                                                    538,700                      41,716
    Exxon Corp.                                                                          537,200                      36,328
    Merck & Co., Inc.                                                                    261,700                      33,596
    Pfizer, Inc.                                                                         281,700                      28,082
    Intel Corp.                                                                          356,300                      27,814
    Royal Dutch Petroleum Co. ADR                                                        467,000                      26,531
    Wal-Mart Stores, Inc.                                                                490,900                      24,944
    Procter & Gamble Co.                                                                 293,244                      24,742
    AT&T Corp.                                                                           353,784                      23,217
    Bristol-Myers Squibb Co.                                                             216,880                      22,623
    Philip Morris Cos., Inc.                                                             528,000                      22,011
    International Business
      Machines Corp.                                                                     211,700                      21,990
    Johnson & Johnson                                                                    293,400                      21,510
    American International
      Group, Inc.                                                                        152,957                      19,263
    Lucent Technologies, Inc.                                                            139,074                      17,784
    SBC Communications Inc.                                                              399,346                      17,421
    Bell Atlantic Corp.                                                                  169,115                      17,334
    Ford Motor Co.                                                                       261,200                      16,929
    E.I. du Pont de Nemours & Co.                                                        246,500                      16,762
    The Walt Disney Co.                                                                  146,600                      15,650
    Travelers Group Inc.                                                                 249,801                      14,988
    NationsBank Corp.                                                                    204,734                      14,933
 -  Cisco Systems, Inc.                                                                  217,800                      14,892
    Fannie Mae                                                                           231,100                      14,617
    BellSouth Corp.                                                                      215,200                      14,539
    Gillette Co.                                                                         122,200                      14,504
    Eli Lilly & Co.                                                                      241,600                      14,405
    Hewlett-Packard Co.                                                                  226,600                      14,361
    PepsiCo, Inc.                                                                        335,000                      14,300
    Citicorp                                                                             100,004                      14,201
    American Home Products Corp.                                                         141,600                      13,505
    Mobil Corp.                                                                          171,100                      13,111
    Schering-Plough Corp.                                                                159,500                      13,029
    Abbott Laboratories                                                                  166,900                      12,570
    Chase Manhattan Corp.                                                                 92,661                      12,498
    GTE Corp.                                                                            208,600                      12,490
    BankAmerica Corp.                                                                    151,002                      12,477
    Ameritech Corp.                                                                      238,200                      11,776
    Chevron Corp.                                                                        143,200                      11,501
    The Boeing Co.                                                                       216,886                      11,305
    Home Depot, Inc.                                                                     159,300                      10,743
    General Motors Corp.                                                                 157,331                      10,610
    Warner-Lambert Co.                                                                    59,400                      10,117
 -  Dell Computer Corp.                                                                  144,800                       9,810
    Unilever NV ADR                                                                      138,800                       9,525
 -  WorldCom, Inc.                                                                       219,800                       9,465
    Morgan Stanley Dean
      Witter & Co.                                                                       129,000                       9,401
    American Express Co.                                                                 101,445                       9,314
    Amoco Corp.                                                                          106,400                       9,190
    Time Warner, Inc.                                                                    126,200                       9,086
    McDonald's Corp.                                                                     149,600                       8,976
    Banc One Corp.                                                                       140,648                       8,896
    Allstate Corp.                                                                        95,277                       8,760
    Compaq Computer Corp.                                                                330,280                       8,546
    Minnesota Mining &
      Manufacturing Co.                                                                   89,700                       8,180
    Schlumberger Ltd.                                                                    107,800                       8,166
    First Union Corp.                                                                    141,096                       8,007


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
                                                                                                                      VALUE*
                                                                                          SHARES                       (000)
-----------------------------------------------------------------------------------------------------------------------------
    Motorola, Inc.                                                                       129,400                  $    7,845
    Xerox Corp.                                                                           70,548                       7,509
    MCI Communications Corp.                                                             150,200                       7,435
    Northern Telecom Ltd.                                                                113,800                       7,354
    Freddie Mac                                                                          152,800                       7,248
    Texaco Inc.                                                                          119,400                       7,194
 -  Cendant Corp.                                                                        176,734                       7,003
    Computer Associates
      International, Inc.                                                                118,500                       6,843
    Norwest Corp.                                                                        164,500                       6,837
    U.S. Bancorp                                                                          54,801                       6,836
    Tyco International Ltd.                                                              124,800                       6,817
 -  Oracle Corp.                                                                         211,500                       6,675
    Monsanto Co.                                                                         127,600                       6,635
    Sara Lee Corp.                                                                       103,900                       6,403
    Wells Fargo & Co.                                                                     19,281                       6,387
    Emerson Electric Co.                                                                  95,800                       6,245
    Sprint Corp.                                                                          92,200                       6,241
    Kimberly-Clark Corp.                                                                 120,492                       6,040
    Merrill Lynch & Co., Inc.                                                             71,800                       5,959
    Chrysler Corp.                                                                       141,180                       5,868
    U S WEST Communications
      Group                                                                              104,430                       5,718
    Campbell Soup Co.                                                                     99,200                       5,630
    First Chicago NBD Corp.                                                               63,365                       5,584
    Colgate-Palmolive Co.                                                                 64,400                       5,579
    Atlantic Richfield Co.                                                                69,000                       5,425
 -  AirTouch Communications, Inc.                                                        110,100                       5,388
    J.P. Morgan & Co., Inc.                                                               39,842                       5,351
    Medtronic, Inc.                                                                      102,200                       5,302
    CBS Corp.                                                                            153,200                       5,199
    The Bank of New York Co., Inc.                                                        82,600                       5,188
    AlliedSignal Inc.                                                                    123,100                       5,170
    Fleet Financial Group, Inc.                                                           59,377                       5,051
    Anheuser-Busch Cos., Inc.                                                            106,114                       4,914
    Dow Chemical Co.                                                                      50,350                       4,897
    Sears, Roebuck & Co.                                                                  85,200                       4,894
    United Technologies Corp.                                                             52,100                       4,809
     Lockheed Martin Corp.                                                                42,641                       4,797
    Pharmacia & Upjohn, Inc.                                                             108,790                       4,760
    National City Corp.                                                                   63,891                       4,684
    Duke Energy Corp.                                                                     78,581                       4,680
    Eastman Kodak Co.                                                                     72,000                       4,671
 -  U S WEST Media Group                                                                 133,730                       4,647
    Columbia/HCA Healthcare Corp.                                                        143,445                       4,626
    H.J. Heinz Co.                                                                        79,000                       4,612
    Texas Instruments, Inc.                                                               85,100                       4,606
    Caterpillar, Inc.                                                                     82,200                       4,526
    Gannett Co., Inc.                                                                     61,900                       4,449
    Automatic Data Processing, Inc.                                                       65,200                       4,438
    Raytheon Co. Class B                                                                  73,600                       4,296
    Dayton Hudson Corp.                                                                   47,509                       4,181
    J.C. Penney Co., Inc.                                                                 54,400                       4,117
    Southern Co.                                                                         148,400                       4,109
 -  Viacom Inc. Class B                                                                   76,200                       4,096
    Washington Mutual, Inc.                                                               56,094                       4,023
 -  EMC Corp.                                                                            106,200                       4,016
    PNC Bank Corp.                                                                        66,400                       3,980
    Kellogg Co.                                                                           90,400                       3,899
    The Gap, Inc.                                                                         86,150                       3,877
    CoreStates Financial Corp.                                                            43,109                       3,869
    General Re Corp.                                                                      17,400                       3,839
    MBNA Corp.                                                                           107,100                       3,836
    Walgreen Co.                                                                         108,000                       3,800
    Wachovia Corp.                                                                        44,500                       3,774
    KeyCorp                                                                               98,200                       3,713
 -  Tele-Communications, Inc.
      Class A                                                                            116,720                       3,629
    BestFoods                                                                             30,900                       3,611
    SunTrust Banks, Inc.                                                                  47,700                       3,595
    BankBoston Corp.                                                                      32,501                       3,583
    American General Corp.                                                                55,295                       3,577
    Mellon Bank Corp.                                                                     55,400                       3,518
    Burlington Northern
      Santa Fe Corp.                                                                      33,732                       3,508
    Illinois Tool Works, Inc.                                                             54,100                       3,503
 -  Amgen, Inc.                                                                           56,600                       3,446
 -  Sun Microsystems, Inc.                                                                82,500                       3,442
    Deere & Co.                                                                           55,200                       3,419
    May Department Stores Co.                                                             53,400                       3,391
    CIGNA Corp.                                                                           16,300                       3,342
    ConAgra, Inc.                                                                        104,000                       3,341
    Baxter International, Inc.                                                            59,900                       3,302
    Marsh & McLennan Cos., Inc.                                                           37,100                       3,239
    Enron Corp.                                                                           69,300                       3,214
    Pitney Bowes, Inc.                                                                    63,400                       3,182
    Household International, Inc.                                                         22,903                       3,155
    PG&E Corp.                                                                            95,200                       3,142
    First Data Corp.                                                                      95,800                       3,114
    International Paper Co.                                                               66,000                       3,090
    The Seagram Co. Ltd.                                                                  80,200                       3,063
    Waste Management Inc.                                                                 97,800                       3,013
    Union Pacific Corp.                                                                   53,500                       3,006
    Norfolk Southern Corp.                                                                80,400                       3,005
    The Chubb Corp.                                                                       37,300                       2,923
    Fifth Third Bancorp                                                                   33,900                       2,898
 -  AMR Corp.                                                                             20,100                       2,878
    Halliburton Co.                                                                       57,100                       2,866
    Albertson's, Inc.                                                                     53,900                       2,836
    CVS Corp.                                                                             37,300                       2,816
    Phillips Petroleum Co.                                                                56,300                       2,811
 -  Boston Scientific Corp.                                                               41,600                       2,808
 -  Applied Materials, Inc.                                                               79,200                       2,797
    CSX Corp.                                                                             46,900                       2,791
 -  3Com Corp.                                                                            77,500                       2,785
    NIKE, Inc. Class B                                                                    62,900                       2,783
    Textron, Inc.                                                                         35,800                       2,757
    Edison International                                                                  93,700                       2,752
    HBO & Co.                                                                             45,400                       2,741
    The Hartford Financial Services
      Group Inc.                                                                          25,000                       2,713
    PPG Industries, Inc.                                                                  39,800                       2,704
    Aetna Inc.                                                                            32,306                       2,696
    Archer-Daniels-Midland Co.                                                           122,644                       2,691
    Rockwell International Corp.                                                          46,700                       2,679
    Comcast Corp. Class A Special                                                         75,600                       2,670
    United Healthcare Corp.                                                               40,900                       2,648
    Lowe's Cos., Inc.                                                                     36,900                       2,590
    General Mills, Inc.                                                                   34,000                       2,584
    Comerica, Inc.                                                                        24,300                       2,571


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
                                                                                                                      VALUE*
ASSET ALLOCATION FUND                                                                     SHARES                       (000)
-----------------------------------------------------------------------------------------------------------------------------
 -  Tellabs, Inc.                                                                         38,100                 $     2,557
    Loews Corp.                                                                           24,500                       2,554
    Aluminum Co. of America                                                               37,100                       2,553
    The Goodyear Tire & Rubber Co.                                                        33,300                       2,522
    FPL Group, Inc.                                                                       39,100                       2,512
    Mattel, Inc.                                                                          62,887                       2,492
 -  The Kroger Co.                                                                        53,800                       2,485
    Bankers Trust New York Corp.                                                          20,400                       2,454
 -  Costco Cos., Inc.                                                                     45,556                       2,437
 -  Tenet Healthcare Corp.                                                                66,500                       2,415
 -  HEALTHSOUTH Corp.                                                                     85,700                       2,405
    Ralston-Ralston Purina Group                                                          22,600                       2,396
    Weyerhaeuser Co.                                                                      42,400                       2,396
    State Street Corp.                                                                    34,900                       2,375
    Aon Corp.                                                                             36,550                       2,367
    Hershey Foods Corp.                                                                   32,800                       2,349
    Consolidated Edison Inc.                                                              50,200                       2,347
    Guidant Corp.                                                                         31,800                       2,333
    Service Corp. International                                                           54,600                       2,317
    Conseco Inc.                                                                          40,800                       2,310
    USX-Marathon Group                                                                    61,400                       2,310
 -  Federated Department Stores                                                           44,400                       2,300
    Honeywell, Inc.                                                                       27,200                       2,249
 -  FDX Corp.                                                                             31,360                       2,230
    Avon Products, Inc.                                                                   28,400                       2,215
    Corning, Inc.                                                                         49,100                       2,173
    Occidental Petroleum Corp.                                                            73,900                       2,166
    Williams Cos., Inc.                                                                   67,200                       2,150
    Masco Corp.                                                                           36,000                       2,142
    Charles Schwab Corp.                                                                  56,250                       2,138
    Texas Utilities Co.                                                                   53,641                       2,109
    BB&T Corp.                                                                            31,100                       2,105
    Cognizant Corp.                                                                       36,400                       2,088
    Fort James Corp.                                                                      45,500                       2,084
 -  Clear Channel Communications                                                          21,200                       2,078
    Progressive Corp. of Ohio                                                             15,400                       2,074
    Unocal Corp.                                                                          53,139                       2,056
    AMP, Inc.                                                                             46,844                       2,052
    Cardinal Health, Inc.                                                                 23,000                       2,028
    Wrigley, (Wm.) Jr. Co.                                                                24,800                       2,027
    SunAmerica Inc.                                                                       42,300                       2,025
    American Electric Power Co., Inc.                                                     40,000                       2,010
    Sysco Corp.                                                                           77,600                       1,989
    Delta Air Lines, Inc.                                                                 16,700                       1,975
    Public Service Enterprise
      Group, Inc.                                                                         52,100                       1,973
    Air Products & Chemicals, Inc.                                                        23,800                       1,972
    Summit Bancorp.                                                                       38,300                       1,917
    Lincoln National Corp.                                                                22,300                       1,893
    The Clorox Co.                                                                        22,000                       1,885
    Dover Corp.                                                                           48,800                       1,854
 -  Toys R Us, Inc.                                                                       61,600                       1,852
    Tribune Co.                                                                           26,200                       1,847
    Dresser Industries, Inc.                                                              38,300                       1,841
    Burlington Resources, Inc.                                                            38,085                       1,826
 -  Parametric Technology Corp.                                                           54,600                       1,819
    Northern Trust Corp.                                                                  24,300                       1,816
    Becton, Dickinson & Co.                                                               26,500                       1,804
    Rite Aid Corp.                                                                        52,600                       1,802
    Houston Industries, Inc.                                                              62,122                       1,786
    ALLTEL Corp.                                                                          40,500                       1,769
    H.F. Ahmanson & Co.                                                                   22,800                       1,767
    Computer Sciences Corp.                                                               32,000                       1,760
 -  Digital Equipment Corp.                                                               33,300                       1,742
    Barrick Gold Corp.                                                                    80,400                       1,739
 -  Kmart Corp.                                                                          104,000                       1,736
    UNUM Corp.                                                                            31,200                       1,722
    Praxair, Inc.                                                                         33,400                       1,718
    Dominion Resources, Inc.                                                              40,750                       1,712
    Interpublic Group of Cos., Inc.                                                       27,150                       1,687
    Hilton Hotels Corp.                                                                   52,700                       1,680
    SAFECO Corp.                                                                          30,700                       1,678
    Ingersoll-Rand Co.                                                                    34,950                       1,675
    The Quaker Oats Co.                                                                   29,100                       1,666
    The Limited, Inc.                                                                     57,895                       1,661
    MGIC Investment Corp.                                                                 25,200                       1,655
    Lehman Brothers Holdings, Inc.                                                        22,100                       1,655
    MBIA, Inc.                                                                            21,300                       1,651
    Omnicom Group Inc.                                                                    35,000                       1,647
    Newell Co.                                                                            34,000                       1,647
    Transamerica Corp.                                                                    14,100                       1,643
    American Stores Co.                                                                   62,400                       1,622
    The McGraw-Hill Cos., Inc.                                                            21,300                       1,620
    Unicom Corp.                                                                          46,000                       1,610
    TJX Cos., Inc.                                                                        35,400                       1,602
    St. Paul Cos., Inc.                                                                   17,900                       1,595
    Entergy Corp.                                                                         53,200                       1,583
    Republic New York Corp.                                                               11,800                       1,574
    Eaton Corp.                                                                           16,500                       1,571
    Tenneco, Inc.                                                                         36,500                       1,558
    PacifiCorp                                                                            63,000                       1,551
    Mercantile Bancorp, Inc.                                                              28,300                       1,551
    Northrop Grumman Corp.                                                                14,400                       1,547
    FirstEnergy Corp.                                                                     50,200                       1,547
    Coastal Corp.                                                                         23,350                       1,521
    Huntington Bancshares Inc.                                                            41,700                       1,519
    TRW, Inc.                                                                             27,500                       1,516
    Alcan Aluminium Ltd.                                                                  48,450                       1,514
    Cooper Industries, Inc.                                                               25,457                       1,513
    Winn-Dixie Stores, Inc.                                                               32,400                       1,503
    Cincinnati Financial Corp.                                                            11,900                       1,490
    Browning-Ferris Industries, Inc.                                                      45,500                       1,484
    Genuine Parts Co.                                                                     38,850                       1,481
    Baker Hughes, Inc.                                                                    36,600                       1,473
    Carolina Power & Light Co.                                                            32,400                       1,466
    Torchmark Corp.                                                                       32,000                       1,466
    Crown Cork & Seal Co., Inc.                                                           27,400                       1,466
 -  US Airways Group, Inc.                                                                19,700                       1,460
    New York Times Co. Class A                                                            20,800                       1,456
    Beneficial Corp.                                                                      11,700                       1,454
    Fortune Brands, Inc.                                                                  36,400                       1,451
    Rohm & Haas Co.                                                                       13,800                       1,426
    VF Corp.                                                                              27,028                       1,421
    Synovus Financial Corp.                                                               37,900                       1,407
    Union Carbide Corp.                                                                   27,700                       1,388
    The Times Mirror Co. Class A                                                          21,900                       1,388
    Pioneer Hi-Bred International, Inc.                                                   14,080                       1,374
    Southwest Airlines Co.                                                                46,200                       1,366
    Jefferson-Pilot Corp.                                                                 15,200                       1,352
    Sherwin-Williams Co.                                                                  38,000                       1,349


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
                                                                                                                      VALUE*
                                                                                          SHARES                       (000)
-----------------------------------------------------------------------------------------------------------------------------
    R.R. Donnelley & Sons Co.                                                             32,700                 $     1,343
 -  Seagate Technology                                                                    53,000                       1,338
    W.R. Grace & Co.                                                                      15,700                       1,314
 -  NEXTEL Communications, Inc.                                                           38,700                       1,306
 -  Micron Technology, Inc.                                                               44,500                       1,293
    UST, Inc.                                                                             40,100                       1,293
 -  Thermo Electron Corp.                                                                 32,000                       1,292
 -  Owens-Illinois, Inc.                                                                  29,700                       1,285
    Union Pacific Resources
      Group, Inc.                                                                         53,422                       1,275
    Dana Corp.                                                                            21,700                       1,263
    Georgia Pacific Group                                                                 19,500                       1,263
    Parker Hannifin Corp.                                                                 24,525                       1,257
 -  Bay Networks, Inc.                                                                    46,100                       1,250
    CINergy Corp.                                                                         33,718                       1,248
    The Dun & Bradstreet Corp.                                                            36,400                       1,244
    DTE Energy Co.                                                                        31,100                       1,223
    Central & South West Corp.                                                            44,900                       1,201
    Consolidated Natural Gas Co.                                                          20,800                       1,200
    General Dynamics Corp.                                                                13,900                       1,197
    Avery Dennison Corp.                                                                  22,400                       1,196
    Countrywide Credit
      Industries, Inc.                                                                    22,400                       1,191
    Equifax, Inc.                                                                         32,400                       1,183
    Golden West Financial Corp.                                                           12,300                       1,178
    Tandy Corp.                                                                           25,064                       1,178
    Nordstrom, Inc.                                                                       18,300                       1,168
    Amerada Hess Corp.                                                                    20,000                       1,166
    W.W. Grainger, Inc.                                                                   11,300                       1,162
    Providian Financial Corp.                                                             20,000                       1,149
    Frontier Corp.                                                                        35,100                       1,143
    Knight Ridder                                                                         20,400                       1,140
    Whirlpool Corp.                                                                       16,600                       1,138
    GPU, Inc.                                                                             25,700                       1,137
    Eastman Chemical Co.                                                                  16,750                       1,130
    Hercules, Inc.                                                                        22,800                       1,126
    Maytag Corp.                                                                          23,500                       1,124
    International Flavors &
      Fragrances, Inc.                                                                    23,700                       1,117
    Johnson Controls, Inc.                                                                18,400                       1,117
    The Stanley Works                                                                     20,000                       1,115
    Champion International Corp.                                                          20,500                       1,113
    Black & Decker Corp.                                                                  20,900                       1,109
    Dow Jones & Co., Inc.                                                                 20,700                       1,096
 -  AutoZone Inc.                                                                         32,200                       1,091
    Laidlaw, Inc.                                                                         68,100                       1,081
    Baltimore Gas & Electric Co.                                                          32,750                       1,071
    Case Corp.                                                                            15,500                       1,056
    H & R Block, Inc.                                                                     22,100                       1,051
    PECO Energy Corp.                                                                     47,500                       1,051
    Sonat, Inc.                                                                           23,900                       1,040
    Newmont Mining Corp.                                                                  33,946                       1,037
    PACCAR, Inc.                                                                          17,340                       1,033
    Allegheny Teledyne Inc.                                                               37,110                       1,032
    Marriott International, Inc.                                                          27,400                       1,019
    Nucor Corp.                                                                           18,700                       1,018
 -  Tricon Global Restaurants, Inc.                                                       33,500                       1,007
    ITT Industries, Inc.                                                                  26,300                       1,001
 -  Consolidated Stores, Inc.                                                             23,300                       1,000
    Morton International, Inc.                                                            30,400                         998
    Marriott International, Inc. Class A                                                  27,400                         981
    Hasbro, Inc.                                                                          27,600                         975
    Reynolds Metals Co.                                                                   15,700                         965
    IKON Office Solutions                                                                 27,900                         964
    Northern States Power Co.                                                             16,200                         956
 -  Ceridian Corp.                                                                        17,300                         933
    Dillard's Inc.                                                                        25,200                         931
 -  Mirage Resorts, Inc.                                                                  38,100                         926
    Circuit City Stores, Inc.                                                             21,500                         919
    Ameren Corp.                                                                          21,800                         918
    Columbia Energy Group                                                                 11,800                         917
    Harris Corp.                                                                          17,600                         917
    Ashland, Inc.                                                                         16,200                         917
 -  Unisys Corp.                                                                          48,100                         914
 -  Western Atlas, Inc.                                                                   11,800                         913
    Rubbermaid, Inc.                                                                      31,900                         909
 -  Advanced Micro Devices, Inc.                                                          31,200                         907
    Phelps Dodge Corp.                                                                    14,000                         904
    Fluor Corp.                                                                           17,900                         891
    Anadarko Petroleum Corp.                                                              12,900                         890
    Willamette Industries, Inc.                                                           23,600                         886
    Union Camp Corp.                                                                      14,700                         878
    Harcourt General, Inc.                                                                15,563                         862
 -  Humana, Inc.                                                                          34,600                         859
    PP&L Resources Inc.                                                                   36,200                         855
    Green Tree Financial Corp.                                                            29,400                         836
    Brown-Forman Corp. Class B                                                            15,200                         836
    Freeport-McMoRan Copper &
      Gold Inc. Class B                                                                   41,700                         831
    Sigma-Aldrich Corp.                                                                   22,200                         827
 -  ALZA Corp.                                                                            18,400                         825
    Ecolab, Inc.                                                                          28,400                         824
 -  Novell, Inc.                                                                          75,300                         807
    The BFGoodrich Co.                                                                    15,600                         797
    The Mead Corp.                                                                        22,200                         795
    Raychem Corp.                                                                         19,000                         790
    Liz Claiborne, Inc.                                                                   15,600                         778
    Temple-Inland Inc.                                                                    12,400                         770
 -  LSI Logic Corp.                                                                       30,500                         770
    Biomet, Inc.                                                                          25,600                         768
    American Greetings Corp. Class A                                                      16,500                         759
 -  Apple Computer, Inc.                                                                  27,600                         759
    Pacific Enterprises                                                                   18,500                         755
    Brunswick Corp.                                                                       21,500                         750
    Armstrong World Industries Inc.                                                        8,600                         744
    Thomas & Betts Corp.                                                                  11,600                         742
 -  Woolworth Corp.                                                                       29,500                         738
 -  National Semiconductor Corp.                                                          35,000                         733
    Great Lakes Chemical Corp.                                                            13,500                         729
    SuperValu Inc.                                                                        15,600                         727
    Kerr-McGee Corp.                                                                      10,400                         723
    Apache Corp.                                                                          19,500                         717
    USX-U.S. Steel Group                                                                  18,940                         715
    Perkin-Elmer Corp.                                                                     9,700                         701
    Echlin, Inc.                                                                          13,300                         697
    Westvaco Corp.                                                                        22,500                         692
    Adobe Systems, Inc.                                                                   15,300                         691
 -  KLA-Tencor Corp.                                                                      18,000                         688
    Placer Dome, Inc.                                                                     51,100                         674
    Inco Ltd.                                                                             35,898                         671


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
                                                                                                                      VALUE*
ASSET ALLOCATION FUND                                                                     SHARES                       (000)
-----------------------------------------------------------------------------------------------------------------------------
    Ryder System, Inc.                                                                    17,500                 $       665
    Pennzoil Co.                                                                          10,200                         659
 -  St. Jude Medical, Inc.                                                                19,700                         659
    National Service Industries, Inc.                                                     11,000                         647
    USF&G Corp.                                                                           25,800                         643
    Snap-On Inc.                                                                          14,050                         641
    Sun Co., Inc.                                                                         15,667                         640
    Wendy's International, Inc.                                                           28,600                         638
 -  FMC Corp.                                                                              8,100                         636
    Mallinckrodt, Inc.                                                                    15,900                         628
    Nalco Chemical Co.                                                                    15,300                         621
 -  Sealed Air Corp.                                                                       9,400                         616
    Engelhard Corp.                                                                       32,250                         613
 -  General Instrument Corp.                                                              28,700                         601
    Deluxe Corp.                                                                          18,200                         599
    Bausch & Lomb, Inc.                                                                   13,000                         594
 -  Navistar International Corp.                                                          16,580                         580
 -  Oryx Energy Co.                                                                       22,000                         572
 -  Harrah's Entertainment, Inc.                                                          22,700                         558
    Darden Restaurants Inc.                                                               35,600                         554
    Mercantile Stores Co., Inc.                                                            8,200                         551
    Pall Corp.                                                                            25,566                         550
 -  Rowan Cos., Inc.                                                                      18,700                         542
    Crane Co.                                                                             10,225                         542
    Allergan, Inc.                                                                        14,200                         540
    Louisiana-Pacific Corp.                                                               23,200                         539
 -  Silicon Graphics, Inc.                                                                38,146                         532
    Centex Corp.                                                                          13,800                         526
 -  Fruit of the Loom, Inc.                                                               17,100                         524
    Bemis Co., Inc.                                                                       11,600                         523
    Meredith Corp.                                                                        12,400                         522
    U.S. Surgical Corp.                                                                   15,700                         518
    Tektronix, Inc.                                                                       11,550                         515
    Manor Care Inc.                                                                       13,900                         514
    Giant Food, Inc. Class A                                                              13,300                         514
    General Signal Corp.                                                                  10,700                         500
    Cummins Engine Co., Inc.                                                               9,000                         496
    McDermott International, Inc.                                                         11,900                         492
    NICOR, Inc.                                                                           11,600                         490
    King World Productions, Inc.                                                          16,600                         486
 -  Cabletron Systems, Inc.                                                               32,800                         478
    C.R. Bard, Inc.                                                                       12,800                         470
    The Timken Co.                                                                        13,800                         467
    Polaroid Corp.                                                                        10,362                         456
 -  DSC Communications Corp.                                                              25,000                         455
    Autodesk, Inc.                                                                        10,400                         449
    Cooper Tire & Rubber Co.                                                              18,500                         439
 -  Niagara Mohawk Power Corp.                                                            31,900                         415
    Shared Medical Systems Corp.                                                           5,100                         400
    Owens Corning                                                                         11,100                         399
    Boise Cascade Corp.                                                                   10,700                         386
    Alberto-Culver Co. Class B                                                            12,600                         384
 -  Andrew Corp.                                                                          19,275                         382
    Harnischfeger Industries Inc.                                                         11,000                         376
 -  Reebok International Ltd.                                                             12,300                         375
    Aeroquip-Vickers Inc.                                                                  6,400                         370
    Moore Corp. Ltd.                                                                      22,100                         367
    Worthington Industries, Inc.                                                          20,150                         365
    Safety-Kleen Corp.                                                                    12,800                         363
    Fleetwood Enterprises, Inc.                                                            7,775                         362
    Tupperware Corp.                                                                      13,300                         354
    Cyprus Amax Minerals Co.                                                              20,711                         344
    Helmerich & Payne, Inc.                                                               11,000                         344
    Homestake Mining Co.                                                                  31,200                         339
 -  Bethlehem Steel Corp.                                                                 24,500                         332
    Scientific-Atlanta, Inc.                                                              16,800                         329
    Battle Mountain Gold Co. Class A                                                      51,400                         328
    Millipore Corp.                                                                        9,200                         320
    The Pep Boys
      (Manny, Moe & Jack)                                                                 13,700                         318
    Adolph Coors Co. Class B                                                               8,400                         294
    EG&G, Inc.                                                                            10,100                         294
    Briggs & Stratton Corp.                                                                6,300                         289
    Peoples Energy Corp.                                                                   7,700                         280
    Longs Drug Stores, Inc.                                                                9,200                         280
    Potlatch Corp.                                                                         6,500                         280
    Inland Steel Industries, Inc.                                                         10,100                         279
    Pulte Corp.                                                                            5,900                         274
    Foster Wheeler Corp.                                                                   8,700                         266
 -  Stone Container Corp.                                                                 20,810                         260
    Great Atlantic & Pacific
      Tea Co., Inc.                                                                        8,500                         257
    Vlasic Foods International, Inc.                                                       9,920                         254
    ASARCO, Inc.                                                                           9,400                         251
    Cincinnati Milacron, Inc.                                                              7,800                         249
    ONEOK, Inc.                                                                            6,000                         245
    Kaufman & Broad Home Corp.                                                             7,500                         244
    Russell Corp.                                                                          8,900                         239
    NACCO Industries, Inc. Class A                                                         1,760                         236
    Jostens Inc.                                                                           9,600                         230
    Springs Industries Inc. Class A                                                        4,100                         225
    Ball Corp.                                                                             6,600                         216
    Eastern Enterprises                                                                    4,500                         194
    Sodexho Marriott Services, Inc.                                                       27,400                         182
 -  Data General Corp.                                                                     9,500                         168
 -  Armco, Inc.                                                                           23,300                         137
 -  Charming Shoppes, Inc.                                                                23,000                         109
 -  Siebel Systems, Inc.                                                                     101                           3
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $927,043)                                                                                                  1,881,379
-----------------------------------------------------------------------------------------------------------------------------

                                                                                            FACE
                                                                                          AMOUNT
                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS (35.4%)
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds
   6.375%, 8/15/2027                                                                    $106,500                     112,490
   6.50%, 11/15/2026                                                                      90,185                      96,208
   6.875%, 8/15/2025                                                                      12,725                      14,181
   7.125%, 2/15/2023                                                                      91,905                     104,793
   7.25%, 5/15/2016                                                                       58,880                      66,928
   7.50%, 11/15/2016                                                                      46,870                      54,583
   7.50%, 11/15/2024                                                                     107,290                     128,223
   7.625%, 11/15/2022                                                                     82,120                      98,753
   7.625%, 2/15/2025                                                                      34,520                      41,868
   8.00%, 11/15/2021                                                                      83,280                     103,685
   8.125%, 8/15/2019                                                                      34,640                      43,276
   8.125%, 5/15/2021                                                                      76,245                      95,923
   8.75%, 5/15/2017                                                                        3,100                       4,054
   8.75%, 5/15/2020                                                                       74,040                      98,423


-----------------------------------------------------------------------------------------------------------------------------
                                                                                            FACE                      MARKET
                                                                                          AMOUNT                      VALUE*
                                                                                           (000)                       (000)
-----------------------------------------------------------------------------------------------------------------------------
   8.75%, 8/15/2020                                                                  $    79,810                 $   106,230
   8.875%, 8/15/2017                                                                     116,720                     154,535
   8.875%, 2/15/2019                                                                      53,295                      71,167
   10.375%, 11/15/2012                                                                    25,600                      33,912
   10.625%, 8/15/2015                                                                     29,060                      43,516
   11.25%, 2/15/2015                                                                      19,970                      31,181
   11.75%, 11/15/2014                                                                     36,665                      54,396
   12.00%, 8/15/2013                                                                      77,180                     113,281
   12.75%, 11/15/2010                                                                      7,140                      10,134
   14.00%, 11/15/2011                                                                     30,900                      47,741
-----------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (COST $1,654,747)                                                                                               1,729,481
-----------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (28.8%)
-----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILL
(2)5.315%, 6/25/1998                                                                      48,000                      47,428
COMMERCIAL PAPER
Associates First Capital Corp.
   5.50%, 6/10/1998                                                                       40,000                      39,570
CIT Group Inc.
   5.48%, 6/22/1998                                                                       50,000                      49,372
Ciesco LP
   5.52%, 4/28/1998                                                                       50,000                      49,793
Daimler-Benz North America Corp.
   5.50%, 5/14/1998                                                                       55,000                      54,636
E.I. du Pont de Nemours & Co.
   5.48%, 5/28/1998                                                                       50,000                      49,565
Ford Credit Europe PLC
   5.50%, 6/5/1998                                                                        25,000                      24,713
   5.50%, 6/9/1998                                                                        28,000                      27,704
France Telecom SA
   5.50%, 5/18/1998                                                                       35,000                      34,749
General Electric Capital Corp.
   5.822%, 5/29/1998                                                                      80,000                      79,292
General Motors Acceptance Corp.
   5.48%, 6/22/1998                                                                       50,000                      49,368
Motorola Credit Corp.
   5.47%, 6/25/1998                                                                       25,000                      24,677
National Rural Utilities Cooperative
   Finance Corp.
   5.47%, 6/18/1998                                                                       24,750                      24,454
Sheffield Receiving Corp.
   5.54%, 5/8/1998                                                                        25,000                      24,858
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.95%, 4/1/1998--Note F                                                               169,723                     169,723
   5.97%, 4/1/1998                                                                       653,793                     653,793
-----------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $1,403,756)                                                                                               1,403,695
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.7%)
   (COST $3,985,546)                                                                                               5,014,555
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
                                                                                                                      VALUE*
                                                                                                                       (000)
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.7%)
-----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                             $    51,156
Security Lending Collateral Payable
   to Brokers--Note F                                                                                               (169,723)
Other Liabilities                                                                                                    (11,598)
                                                                                                                  ------------
                                                                                                                    (130,165)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------
Applicable to 210,612,908 outstanding
   $.001 par value shares
   (authorized 1,000,000,000 shares)                                                                              $4,884,390
=============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                             $23.19
=============================================================================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

(1) The combined market value of common stocks and S&P 500 Index futures contracts represents 62.1% of net assets. See Note E in Notes to Financial Statements.

(2)  Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.


-----------------------------------------------------------------------------------------------------------------------------
AT MARCH 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT                        PER
                                                                                            (000)                      SHARE
-----------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                       $3,554,419                      $16.88
Undistributed Net
  Investment Income                                                                       38,382                         .18
Accumulated Net
  Realized Gains                                                                         227,846                        1.08
Unrealized Appreciation--
  Note E
  Investment Securities                                                                1,029,009                        4.89
  Futures Contracts                                                                       34,734                         .16
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $4,884,390                      $23.19
=============================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------
                                                                ASSET ALLOCATION FUND
                                                      SIX MONTHS ENDED MARCH 31, 1998
                                                                                (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                               $ 13,030
     Interest                                                                  75,768
                                                                         -------------
          Total Income                                                         88,798
                                                                         -------------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                             2,476
          Performance Adjustment                                                 (624)
     The Vanguard Group--Note C
          Management and Administrative                                         7,436
          Marketing and Distribution                                              544
     Taxes (other than income taxes)                                              153
     Custodian Fees                                                                35
     Auditing Fees                                                                 12
     Shareholders' Reports                                                         41
     Annual Meeting and Proxy Costs                                                33
     Directors' Fees and Expenses                                                   4
                                                                         -------------
          Total Expenses                                                       10,110
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          78,688
--------------------------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold                                                84,310
     Futures Contracts                                                        170,343
--------------------------------------------------------------------------------------
REALIZED NET GAIN                                                             254,653
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                    263,123
     Futures Contracts                                                         32,703
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              295,826
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $629,167
======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------
                                                                       ASSET ALLOCATION FUND
                                                               ----------------------------------
                                                                  SIX MONTHS                YEAR
                                                                       ENDED               ENDED
                                                               MAR. 31, 1998       SEP. 30, 1997
                                                                       (000)               (000)
-------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS
   OPERATIONS
     Net Investment Income                                       $   78,688           $  118,433
     Realized Net Gain                                              254,653              180,914
     Change in Unrealized Appreciation (Depreciation)               295,826              474,305
                                                               ----------------------------------
          Net Increase in Net Assets Resulting from Operations      629,167              773,652
                                                               ----------------------------------
   DISTRIBUTIONS
     Net Investment Income                                          (97,109)            (101,081)
     Realized Capital Gain                                         (181,631)            (137,804)
                                                               ----------------------------------
          Total Distributions                                      (278,740)            (238,885)
                                                               ----------------------------------
   CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                         758,500            1,014,872
     Issued in Lieu of Cash Distributions                           268,849              229,554
     Redeemed                                                      (231,779)            (381,985)
                                                               ----------------------------------
          Net Increase from Capital Share Transactions              795,570              862,441
-------------------------------------------------------------------------------------------------
     Total Increase                                               1,145,997            1,397,208
-------------------------------------------------------------------------------------------------
   NET ASSETS
     Beginning of Period                                          3,738,393            2,341,185
                                                               ----------------------------------
     End of Period                                               $4,884,390           $3,738,393
=================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                          34,665               52,552
     Issued in Lieu of Cash Distributions                            12,925               12,599
     Redeemed                                                       (10,580)             (19,710)
                                                               ----------------------------------
          Net Increase in Shares Outstanding                         37,010               45,441
=================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

---------------------------------------------------------------------------------------------------------------------
                                                                                ASSET ALLOCATION FUND
                                                                               YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED    ------------------------------------------------
THROUGHOUT EACH PERIOD                             MARCH 31, 1998      1997      1996       1995      1994      1993
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $21.53    $18.27    $17.03     $13.78    $15.08    $13.79
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                    .39       .74       .69        .64       .52       .54
     Net Realized and Unrealized Gain (Loss)
          on Investments                                     2.82      4.29      1.82       3.18      (.81)     1.51
                                                           ----------------------------------------------------------
          Total from Investment Operations                   3.21      5.03      2.51       3.82      (.29)     2.05
                                                           ----------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                    (.54)     (.72)     (.66)      (.57)     (.48)     (.59)
     Distributions from Realized Capital Gains              (1.01)    (1.05)     (.61)        --      (.53)     (.17)
                                                           ----------------------------------------------------------
          Total Distributions                               (1.55)    (1.77)    (1.27)      (.57)    (1.01)     (.76)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $23.19    $21.53    $18.27     $17.03    $13.78    $15.08
=====================================================================================================================

TOTAL RETURN                                               15.74%    29.42%    15.27%     28.57%    -2.05%    15.41%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                  $4,884    $3,738    $2,341     $1,593    $1,120    $1,003
     Ratio of Total Expenses to
          Average Net Assets                               0.48%*     0.49%     0.47%      0.49%     0.50%     0.49%
     Ratio of Net Investment Income to
          Average Net Assets                               3.74%*     3.96%     4.17%      4.41%     3.68%     4.07%
     Portfolio Turnover Rate                                 66%*       10%       47%        34%       51%       31%
     Average Commission Rate Paid                          $.0200    $.0099    $.0160        N/A       N/A       N/A
---------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. FUTURES: The Fund uses S&P 500 Index futures contracts, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Mellon Capital Management Corporation provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Bond Index. For the six months ended

March 31, 1998, the advisory fee represented an effective annual basic rate of 0.12% of the Fund's average net assets before a decrease of $624,000 (an annual rate of 0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At March 31, 1998, the Fund had contributed capital of $278,000 to Vanguard (included in Other Assets), representing 1.4% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

D. During the six months ended March 31, 1998, the Fund purchased $40,328,000 of investment securities and sold $9,965,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $988,305,000 and $1,139,852,000, respectively.

E. At March 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,029,009,000, consisting of unrealized gains of $1,037,229,000 on securities that had risen in value since their purchase and $8,220,000 in unrealized losses on securities that had fallen in value since their purchase.

    At March 31, 1998, the aggregate settlement value of open futures contracts expiring in June 1998 and the related unrealized appreciation were:

-------------------------------------------------------------------------------------------------
                                                                               (000)
                                                               ----------------------------------
                                                                AGGREGATE
                                  NUMBER OF                     SETTLEMENT          UNREALIZED
FUTURES CONTRACTS              LONG CONTRACTS                     VALUE            APPRECIATION
-------------------------------------------------------------------------------------------------
S&P 500 Index                       4,147                       $1,151,311            $34,734
-------------------------------------------------------------------------------------------------

F. The market value of securities on loan to brokers/dealers at March 31, 1998, was $264,275,000, for which the Fund had received as collateral cash of $169,723,000 and U.S. Treasury securities with a market value of $99,867,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DIRECTORS AND OFFICERS


JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS


RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.



OTHER VANGUARD OFFICERS


R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.



           "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS


STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
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   Capital Opportunity Portfolio
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Index Trust
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   Growth Portfolio
   Small Capitalization Stock
     Portfolio
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   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
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International Growth Portfolio
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Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
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   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
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     Portfolio
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BOND FUNDS
Admiral Funds
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     Treasury Portfolio
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     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
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Fixed Income Securities Fund
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   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
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   Long-Term Portfolio
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Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)


MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio


Q782-3/1998

(C) 1998 Vanguard Marketing
   Corporation, Distributor




[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482




FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

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1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.